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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 20, 2006

                          TRACEGUARD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                 000-50329                     98-0370398
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

             330 Madison Avenue, 9th Floor, New York, New York 10017
               (Address of principal executive offices) (zip code)

                                 (866) 401-5969
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

      On June 20, 2006, TraceGuard Technologies, Inc. announced that it has entered into a letter of intent to acquire Laser Detect Systems Ltd. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided in its press release. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of business acquired.

            Not applicable.

(b)   Pro forma financial information.

            Not applicable.

(c)   Exhibits

EXHIBIT
NUMBER                              DESCRIPTION
--------    --------------------------------------------------------------------
99.1        Press   Release,   dated  June  20,  2006,   issued  by   TraceGuard
            Technologies, Inc.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRACEGUARD TECHNOLOGIES, INC.


Dated: June 20, 2006                    By:  /s/ David Ben-Yair
                                             -----------------------------------
                                        Name:    David Ben-Yair
                                        Title:   Chief Financial Officer





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